SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): July 18, 2003 (July 14, 2003)


                              GRIFFON CORPORATION
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              (Exact name of Registrant as Specified in Charter)


   Delaware                        1-6620                        11-1893410
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(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                File Number)               Identification No.)


100 Jericho Quadrangle, Jericho, New York                         11753
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(Address of Principal Executive Offices)                        (Zip Code)


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      Registrant's telephone number, including area code: (516) 938-5544


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

            Griffon Corporation issued press releases on July 14, 2003,
July 15, 2003 and July 18, 2003, copies of which are filed as exhibits hereto and incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

(c) Exhibits.


      99.1  Press Release, dated July 14, 2003, issued by Griffon Corporation.



     99.2   Press Release, dated July 15, 2003, issued by Griffon Corporation.



     99.3   Press Release, dated July 18, 2003, issued by Griffon Corporation.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GRIFFON CORPORATION

                                      By:  /s/ Edward I. Kramer
                                           -------------------------------------
                                           Name: Edward I. Kramer
                                           Title: Vice President, Administration
                                                    and Secretary

Dated:  July 18, 2003

                                 EXHIBIT INDEX



       Designation                                         Description


           99.1             Press Release, dated July 14, 2003, issued by
                            Griffon Corporation.

           99.2             Press Release, dated July 15, 2003, issued by
                            Griffon Corporation.

                            Press Release, dated July 18, 2003, issued by
           99.3             Griffon Corporation.